Fair Value Measurements	12 Months Ended
Dec. 31, 2015
Fair Value Disclosures [Abstract]
Fair Value Measurements
Fair Value Measurements
Fair value is the amount received from the sale of an asset or the amount paid to transfer a liability in an orderly transaction between market participants (an exit price) at the measurement date. Fair value is a market-based measurement considered from the perspective of a market participant. We use market data or assumptions that we believe market participants would use in pricing the asset or liability, including assumptions about risk and the risks inherent in the inputs to the valuation. These inputs can be readily observable, market corroborated or unobservable. We apply both market and income approaches for recurring fair value measurements using the best available information while utilizing valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.
The fair value hierarchy prioritizes the inputs used to measure fair value, giving the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement). We classify fair value balances based on the observability of those inputs. The three levels of the fair value hierarchy are as follows:

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Level 1—Quoted prices for identical assets or liabilities in active markets that we have the ability to access. Active markets are those in which transactions for the asset or liability occur in sufficient frequency and volume to provide pricing information on an ongoing basis. Our Level 1 measurements primarily consist of financial instruments that are exchange traded.

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Level 2—Inputs are other than quoted prices in active markets included in Level 1 that are either directly or indirectly observable. These inputs are either directly observable in the marketplace or indirectly observable through corroboration with market data for substantially the full contractual term of the asset or liability being measured. Our Level 2 measurements primarily consist of over-the-counter (“OTC”) instruments such as forwards, swaps and options. These options, which hedge future sales of production, are structured as costless collars, calls or swaptions and are financially settled. They are valued using an industry standard Black-Scholes option pricing model. Also categorized as Level 2 is the fair value of our debt, which is determined on market rates and the prices of similar securities with similar terms and credit ratings.

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Level 3—Inputs that are not observable for which there is little, if any, market activity for the asset or liability being measured. These inputs reflect management’s best estimate of the assumptions market participants would use in determining fair value. Our Level 3 measurements consist of instruments valued using industry standard pricing models and other valuation methods that utilize unobservable pricing inputs that are significant to the overall fair value.

In valuing certain contracts, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. For disclosure purposes, assets and liabilities are classified in their entirety in the fair value hierarchy level based on the lowest level of input that is significant to the overall fair value measurement. Our assessment of the significance of a particular input to the fair value measurement requires judgment and may affect the placement within the fair value hierarchy levels.
The following table presents, by level within the fair value hierarchy, our assets and liabilities that are measured at fair value on a recurring basis. The carrying amounts reported in the Consolidated Balance Sheets for cash and cash equivalents, restricted cash and margin deposits approximate fair value due to the nature of the instrument and/or the short-term maturity of these instruments.

	December 31, 2015				December 31, 2014
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
		(Millions)				(Millions)
Energy derivative assets	$—	$359	$—	$359	$14	$503	$5	$522
Energy derivative liabilities	$—	$15	$—	$15	$32	$10	$—	$42
Total debt(a)	$—	$2,495	$—	$2,495	$—	$2,218	$—	$2,218
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(a)	The carrying value of total debt, excluding capital leases and debt issuance costs, was $3,220 million and $2,280 million as of December 31, 2015 and 2014, respectively.
Energy derivatives include commodity based exchange-traded contracts and over-the-counter (“OTC”) contracts. Exchange-traded contracts include futures, swaps and options. OTC contracts include forwards, swaps, options and swaptions. These are carried at fair value on the Consolidated Balance Sheets.
Many contracts have bid and ask prices that can be observed in the market. Our policy is to use a mid-market pricing (the mid-point price between bid and ask prices) convention to value individual positions and then adjust on a portfolio level to a point within the bid and ask range that represents our best estimate of fair value. For offsetting positions by location, the mid-market price is used to measure both the long and short positions.
The determination of fair value for our assets and liabilities also incorporates the time value of money and various credit risk factors which can include the credit standing of the counterparties involved, master netting arrangements, the impact of credit enhancements (such as cash collateral posted and letters of credit) and our nonperformance risk on our liabilities. The determination of the fair value of our liabilities does not consider noncash collateral credit enhancements.
Exchange-traded contracts include New York Mercantile Exchange and Intercontinental Exchange contracts and are valued based on quoted prices in these active markets and are classified within Level 1.
Forward, swap, option and swaption contracts included in Level 2 are valued using an income approach including present value techniques and option pricing models. Option contracts, which hedge future sales of our production, are structured as costless collars, calls or swaptions and are financially settled. All of our financial options are valued using an industry standard Black-Scholes option pricing model. In connection with several natural gas and crude oil swaps entered into, we granted swaptions and calls to the swap counterparties in exchange for receiving premium hedged prices on the natural gas and crude oil swaps. These swaptions and calls grant the counterparty the option to enter into future swaps with us. Significant inputs into our Level 2 valuations include commodity prices, implied volatility and interest rates, as well as considering executed transactions or broker quotes corroborated by other market data. These broker quotes are based on observable market prices at which transactions could currently be executed. In certain instances where these inputs are not observable for all periods, relationships of observable market data and historical observations are used as a means to estimate fair value. Also categorized as Level 2 is the fair value of our debt, which is determined on market rates and the prices of similar securities with similar terms and credit ratings. Where observable inputs are available for substantially the full term of the asset or liability, the instrument is categorized in Level 2.
Our energy derivatives portfolio is largely comprised of exchange-traded products or like products and the tenure of our derivatives portfolio extends through the end of 2018. Due to the nature of the products and tenure, we are consistently able to obtain market pricing. All pricing is reviewed on a daily basis and is formally validated with broker quotes or market indications and documented on a monthly basis.
Certain instruments trade with lower availability of pricing information. These instruments are valued with a present value technique using inputs that may not be readily observable or corroborated by other market data. These instruments are classified within Level 3 when these inputs have a significant impact on the measurement of fair value. The instruments included in Level 3 at December 31, 2015, consist primarily of natural gas index transactions that are used to manage our physical requirements.
Reclassifications of fair value between Level 1, Level 2, and Level 3 of the fair value hierarchy, if applicable, are made at the end of each quarter. No significant transfers between Level 1 and Level 2 occurred during the years ended December 31, 2015 or 2014.
The following table presents a reconciliation of changes in the fair value of our net energy derivatives and other assets classified as Level 3 in the fair value hierarchy.

	Years ended December 31,
	2015	2014	2013
	(Millions)
Beginning balance	$5	$—	$(1)
Realized and unrealized gains (losses):
Included in income (loss) from continuing operations	(1)	5	(2)
Included in other comprehensive income (loss)	—	—	—
Purchases, issuances, and settlements	(4)	—	3
Transfers out of Level 3	—	—	—
Ending balance	$—	$5	$—
Unrealized gains included in income (loss) from continuing operations relating to instruments still held at December 31	$—	$5	$(1)

Realized and unrealized gains (losses) included in income (loss) from continuing operations for the above periods are reported in revenues in our Consolidated Statements of Operations.
As previously noted, we evaluate our long-lived assets for impairment when events or changes in circumstances indicate, in our management’s judgment, that the carrying value of such assets may not be recoverable. On several occasions in the past three years, we considered the significant declines in forward natural gas, oil and NGL prices as compared to the previous respective period’s forward prices to be indicators of a potential impairment. As a result, we assessed the carrying value of our producing properties and costs of acquired unproved reserves for impairments as of the dates of those declines. Our assessments utilized estimates of future cash flows, including in some instances potential disposition proceeds. Significant judgments and assumptions in these assessments include estimates of proved, probable and possible reserve quantities, estimates of future commodity prices (developed in consideration of market information, internal forecasts and published forward prices adjusted for locational basis differentials), expectation for market participant drilling plans, expected capital costs and an applicable discount rate commensurate with the risk of the underlying cash flow estimates. In each of the three years ended December 31, 2015, our assessments identified certain properties with a carrying value in excess of their calculated fair values and as a result, we recorded impairment charges. The following table presents impairments associated with certain assets that have been measured at fair value on a nonrecurring basis within Level 3 of the fair value hierarchy.

	Total losses for the years ended December 31,
	2015 (a)	2014 (b)	2013 (c)
	(Millions)
Impairments:
Producing properties and costs of acquired unproved reserves (Note 3 and Note 5)	$2,308	$20	$1,055
Unproved leasehold	26	—	317
Equity method investment (Note 5)	—	—	20
	$2,334	$20	$1,392
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(a)
As a result of our impairment assessment in 2015, we recorded the following significant impairment charges, including those reported in discontinued operations, for which the fair value measured for these properties at December 31, 2015 was estimated to be approximately $880 million:

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$2,308 million impairment charge related to natural gas-producing properties in the Piceance Basin, reported in discontinued operations. Significant assumptions in valuing these properties included estimated cash flows from a potential divestment.

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$26 million impairment charge on our unproved leasehold acreage in the Piceance Basin, reported in discontinued operations, as a result of the impairment of the producing properties in conjunction with a potential divestment.

(b)
As a result of our impairment assessment in 2014, we recorded the following significant impairment charges, including those reflected in discontinued operations, for which the fair value measured for these properties at December 31, 2014 was estimated to be approximately $11 million:

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$11 million impairment charge related to natural gas-producing properties in the Green River Basin. Significant assumptions in valuing these properties included proved reserves quantities of more than 23.0 billion cubic feet of gas equivalent, forward weighted average prices averaging approximately $4.77 per Mcfe for natural gas (adjusted for locational differences), natural gas liquids and oil, and an after-tax discount rates of 9 percent and 11 percent.

•	$9 million of impairment charges related to costs of acquired unproved reserves and other insignificant producing properties including $5 million of which is reflected in discontinued operations.

(c)
As a result of our impairment assessment in 2013, we recorded the following significant impairment charges, including those reflected in discontinued operations, for which the fair value measured for these properties at December 31, 2013 was estimated to be approximately $365 million:

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$792 million impairment charge related to natural gas producing properties and an equity method investment in the Appalachian Basin. Significant assumptions in valuing these properties included proved reserves quantities of more than 299 billion cubic feet of gas equivalent, forward weighted average prices averaging approximately $3.60 per Mcfe for natural gas (adjusted for locational differences), and an after-tax discount rate of 11 percent.

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$317 million impairment charge on our unproved leasehold acreage in the Appalachian Basin as a result of the impairment of the producing properties. Significant assumptions included estimates of the value per acre based on our recent transactions and those transactions observed in the market.

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$107 million impairment charge related to natural gas producing properties in the Powder River Basin, reported in discontinued operations. Significant assumptions in valuing these properties included proved reserves quantities of more than 294 billion cubic feet of gas equivalent, forward weighted average prices averaging approximately $3.53 per Mcfe for natural gas (adjusted for locational differences), and an after-tax discount rate of 11 percent.

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$88 million impairment charge related to acquired unproved reserves in the Piceance Basin, reported in discontinued operations. Significant assumptions in valuing these unproved reserves included evaluation of probable and possible reserves quantities, expectation for market participant drilling plans, forward natural gas (adjusted for locational differences) and natural gas liquids prices, and an after-tax discount rate of 13 percent and 15 percent for probable and possible reserves, respectively.

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$85 million impairment charge related to acquired unproved reserves in the Powder River Basin reported in discontinued operations. Significant assumptions in valuing these unproved reserves included evaluation of probable and possible reserves quantities, expectation for market participant drilling plans, forward natural gas (adjusted for locational differences) and natural gas liquids prices, and an after-tax discount rate of 15 percent and 18 percent for probable and possible reserves, respectively.